Employee Benefits - Summarizes Changes for Qualified Pension Plan Investment Assets Measured at Fair Value Using Significant Unobservable Inputs (Level 3) (Detail) - Other [Member] - Level 3 [Member] - USD ($)
$ in Millions
12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Defined Benefit Plan Disclosure [Line Items]
Balance at beginning of period	$ 1	$ 2	$ 4
Unrealized gains (losses) relating to assets still held at end of year	0	(1)	(2)
Balance at end of period	$ 1	$ 1	$ 2